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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 6, 1998
                                                 -------------------------------


                                 Travelers Group Inc.
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                (Exact name of registrant as specified in its charter)


     Delaware                 1-9924                   52-1568099
     ---------------          ------------             -------------------
     (State or other          (Commission              (IRS Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)

             388 Greenwich Street, New York, New York           10013
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               (Address of principal executive offices)      (Zip Code)

                                    (212) 816-8000
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                 (Registrant's telephone number, including area code)


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                                 TRAVELERS GROUP INC.
                              Current Report on Form 8-K

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          Exhibits:

          Exhibit No.    Description
          -----------    -----------

           1.01 Terms Agreement, dated January 6, 1998, among the Company and Salomon Brothers Inc, ABN AMRO Chicago Corporation, Chase Securities Inc., NationsBanc Montgomery Securities, Inc. and Bear, Stearns & Co. Inc., as Underwriters, relating to the offer and sale of the Company's 6 5/8% Notes due January 15, 2028.

           4.01          Form of Note for the Company's 6 5/8% Notes due January
                         15, 2028.


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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 8, 1998                      TRAVELERS GROUP INC.



                                             By   /s/ Robert Matza
                                               ---------------------------------
                                                  Robert Matza
                                                  Vice President and Treasurer


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